                                                                    EXHIBIT 10.3

                                            Entered on Docket       [court seal]
                                            January 26, 2005
                                            Gloria L. Franklin, Clerk
                                            U.S. Bankruptcy Court

                                            Signed and Filed:  January 26, 2005

Van C. Durrer, II (CA State Bar No. 226693)
Glenn Walter (CA State Bar No. 220015)                  /s/ Thomas E. Carlson
Kurt Ramlo (CA State Bar No. 166856)             -------------------------------
SKADDEN, ARPS, SLATE, MEAGHER                         Thomas E. Carlson
  & FLOM LLP                                          U.S. Bankruptcy Judge
300 South Grand Avenue, Suite 3400
Los Angeles, California  90071
Telephone: (213) 687-5000
Facsimile: (213) 687-5600
KRamlo@Skadden.com

 -and-

J. Gregory Milmoe
Kayalyn A. Marafioti
SKADDEN, ARPS, SLATE, MEAGHER
  & FLOM LLP
Four Times Square
New York, New York  10036-6522
Telephone: (212) 735-3000
Facsimile: (212) 735-2000

Proposed Attorneys for Debtors and Debtors in Possession

                         UNITED STATES BANKRUPTCY COURT

                        NORTHERN DISTRICT OF CALIFORNIA

                             San Francisco Division

In re                                     ) Case Nos. 05-30145-TEC
                                          )           05-30146-TEC
First Virtual Communications, Inc.,       )
         and CUseeMe Networks, Inc.,      ) Chapter 11
                                          )
                           Debtors.       ) Jointly Administered
                                          )
                                          ) INTERIM ORDER AUTHORIZING DEBTOR TO
                                          ) [I] OBTAIN POSTPETITION FINANCING
                                          ) SECURED BY LIENS ON PROPERTY OF THE
                                          ) ESTATES AND [II] SCHEDULE FINAL
                                          ) HEARING
                                          )
                                          ) Hearing: January 26, 2005, 9:30 a.m.
                                          ) Place:   U.S. BANKRUPTCY COURT
                                          )          Courtroom 23
                                          )          235 Pine Street
                                          )          San Francisco, California
                                          ) Judge:   Hon. Thomas E. Carlson
__________________________________________)

      First Virtual Communications, Inc. ("FVC" or the "Debtor") and its wholly owned subsidiary, CUseeMe Networks, Inc. ("CUseeMe") filed their "Emergency Motion for

INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING SECURED BY
        LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING

Interim and Final Orders Authorizing Debtor to Incur Debtor-in-possession Financing and Granting of Priming Liens" (the "DIP Motion") on or about January 26, 2005 pursuant to sections 363 and 364 of the United States Bankruptcy Code, 11 U.S.C. section 101 et seq. (the "Bankruptcy Code"), seeking interim and final orders authorizing the Debtor to enter into debtor-in-possession financing arrangements evidenced by (i) the Debtor In Possession Revolving Credit Agreement, dated as of January 26, 2005, entered into among FVC and MTVP (First Virtual Investments), LLC (the "DIP Lender") in a maximum principal amount not to exceed $2,000,000 (the "Credit Agreement"), (ii) the Security Agreement, dated as of January 26, 2005, among the Debtor and the DIP Lender (each of the foregoing attached as Exhibits to the DIP Motion), (iii) other security agreements referenced in Credit Agreement, and (iv) all other related agreements, instruments and documents (collectively, the "DIP Financing Documents").

      Pursuant to the DIP Motion, FVC seeks authority, pursuant to sections 105, 362, 363 and 364(c) and (d) of the Bankruptcy Code and Bankruptcy Rule 4001(c), inter alia, on an interim basis until the final hearing (i) for the Debtor to obtain extensions of credit pursuant to the DIP Financing Documents (the "DIP Financing"), (ii) for the Debtor to grant first priority Liens (as defined below) on substantially all of the Debtor's assets as security for the DIP Financing, and (iii) for the Debtor to grant super priority administrative claim status in respect of the DIP Financing. As used herein, "Liens" shall mean , with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect

[PROPOSED] INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING
  SECURED BY LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING as any of the foregoing) relating to such asset, and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

      UPON THE RECORD OF THE HEARING HELD BEFORE THIS COURT ON JANUARY 26, 2005 FOR CONSIDERATION OF THE DIP FINANCING MOTION (THE "INTERIM HEARING"), THE COURT HEREBY MAKES THE FOLLOWING FINDINGS OF FACT AND CONCLUSIONS OF LAW:

      A. On January 20, 2005 (the "Petition Date"), the Debtor filed voluntary chapter 11 petition under the Bankruptcy Code. No trustee or examiner has been appointed. Pursuant to Bankruptcy Code sections 1107(a) and 1108, the Debtor is authorized to operate its businesses as debtor-in-possession.

      B. The Debtor, its subsidiary and Silicon Valley Bank ("SVB"), are parties to that certain Loan and Security Agreement, Schedule to Loan and Security Agreement, Intellectual Property Security Agreement, and Cross-Corporate Continuing Guaranty, all dated as of April 3, 2003, as amended, restated or otherwise modified (collectively with other related documents, the "SVB Loan Agreement"). The Debtor and certain service providers (the "Service Providers") entered into a Services, Payment & Security Agreement dated September 29, 2004 and a Subordination Agreement effective as of August 19, 2004 in favor of SVB (collectively with other related documents, the "Services Agreement"). Together, SVB and the Service Providers are the "Prepetition Lenders." As of the Petition Date, the SVB is owed loan principal obligations incurred by the Debtor and interest, fees and expenses under the SVB Loan Agreement, together with reimbursement obligations (either contingent, or fully due and payable) relating to letters of credit issued and outstanding under the SVB Loan Agreement, and

[PROPOSED] INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING
  SECURED BY LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING the Service Providers are owed obligations (either contingent, or fully due and payable) relating to services provided (collectively, the "Prepetition Indebtedness"). To secure the Prepetition Indebtedness, the Debtor granted to the Prepetition Lenders security interests and liens (the "Prepetition Liens") on substantially all the assets of the Debtor (the "Prepetition Collateral").

      C. The Debtor has requested that the DIP Lender provide the DIP Financing in accordance with the terms of the DIP Financing Documents.

      D. Without the funds provided by the DIP Financing, the Debtor would be unable to effectively operate during the pendency of the Chapter 11 Cases. The Debtor requires immediate financing to meet working capital requirements until such time as final hearing is held on the DIP financing (the "Interim Period").

      E. The Debtor is unable to obtain the financing that is contemplated by the DIP Financing on (i) an unsecured basis under Bankruptcy Code sections 364(a) or 364(b), (ii) a junior secured basis under Bankruptcy Code section 364(c)(3), or (iii) any basis, other than an arrangement that secured the DIP Financing with priming Liens as described in this Order (the "Priming Liens").

      F. The Debtor have provided adequate protection to the Prepetition Lender for, among other things, the Priming Liens on the Prepetition Collateral, pursuant to a "Stipulation For Use of Cash Collateral And For Adequate Protection Secured by Lien on Property of the Estate" dated January 20, 2005 (the "Cash Collateral Stipulation").

      G. The DIP Lender's discretion to provide the DIP Financing on the terms of the applicable DIP Financing Documents is predicated upon this Court entering an order satisfactory to the DIP Lender approving the DIP Financing Documents and granting such Liens, security

[PROPOSED] INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING
  SECURED BY LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING interests and priorities to, or for the benefit of, the DIP Lender as are set forth herein with respect to all obligations of the Debtor to the DIP Lender under the DIP Financing Documents (the "DIP Financing Obligations"), including the granting of the Priming Liens.

      H. The Debtor will receive and benefit from the DIP Financing authorized herein. The DIP Financing is necessary to fund the businesses of the Debtor and will contribute to payment of the actual and necessary costs and expenses of preserving their estates.

      I. Based on the record of the Interim Hearing and the declarations attached to the DIP Motion, the financing arrangements contemplated by DIP Financing Documents and approved herein is the product of arms' length negotiation and is entered into by the DIP Lender in good faith, as the term "good faith" is used in section 364(e) of the Bankruptcy Code.

      J. The ability of the Debtor to continue in business so that they can attempt to reorganize under the Bankruptcy Code depends on obtaining the relief sought herein.

      K. Entry of this Order on an interim basis is necessary to avoid immediate and irreparable harm to the estates pending a final hearing pursuant to Bankruptcy Rule 4001(c) (the "Final Hearing").

      L. Notice of the relief requested pursuant to the DIP Motion, including a sufficient description of the terms of the DIP Financing, has been given to, inter alia, the United States Trustee, counsel to the DIP Lender, counsel to the Prepetition Lender, and the creditors scheduled on the Debtor's lists filed pursuant to Bankruptcy Rule 1007(d). No additional parties need be given notice pursuant to Bankruptcy Code sections 364(c) and 364(d) and Bankruptcy Rule 4001(c). Each of the DIP Financing Documents constitutes an "agreement" as used in Bankruptcy Rule 4001(c).

[PROPOSED] INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING
  SECURED BY LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING

      M. No further notice of or hearing on the interim relief sought pursuant to the DIP Motion is required. This Court has jurisdiction over these cases and the parties and property affected hereby pursuant to 28 U.S.C. Sections 157(b)(2)(D) and 1334.

      N. Good, adequate and sufficient cause has been shown to justify the granting of the interim relief requested.

      IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

      1. The DIP Financing Documents are hereby approved on an interim basis subject to the terms and conditions hereinafter set forth. Subject to a final hearing, the Debtor is hereby authorized during the Interim Period to obtain extensions of credit pursuant to the DIP Financing Documents in an amount not to exceed $750,000 in accordance with the Budget attached hereto as Exhibit 1.

      2. If any or all of the provisions of this Order are hereafter reversed, modified, vacated or stayed by subsequent order of this Court (including in connection with the Final Hearing) or any other court, such reversal, stay, modification or vacatur shall not affect (a) the validity and enforceability of any DIP Financing Obligation, debt or claim incurred, (b) any priority that is or was granted, or (c) any remedy that is granted pursuant to the DIP Financing Documents or this Order. Notwithstanding any stay, reversal, modification or vacatur of this Order, any DIP Financing Obligations arising prior to the effective date of such stay, reversal, modification or vacatur shall be governed in all respects by the original provisions of this Order and the DIP Financing Documents. The DIP Lender shall be entitled to all of its respective rights, privileges and benefits hereunder and to the extent set forth under the DIP Financing Documents, including, without limitation, the priorities, rights and remedies granted herein and

[PROPOSED] INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING
  SECURED BY LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING therein to or for its benefit with respect to all DIP Financing Obligations owing to it, and the priority granted therefor as set forth herein under Bankruptcy Code sections 364(c)(1) and 364(d)(1).

      3. Pursuant to Bankruptcy Rule 4001(c), the Final Hearing on the DIP Motion shall be held on February 14, 2005 at 11:00 a.m. Notice of the Final Hearing shall be served, without limitation, on the counsel identified on the attached notice list and all parties whose rights are directly effected by the DIP Financing Documents, this Order and/or the final proposed order for entry at the Final Hearing. Objections, if any, to the DIP Motion shall be filed with this Court and served on (a)(i) the United States Trustee, (ii) counsel for the Debtor, (iii) counsel for the Prepetition Lender (iv) counsel for the DIP Lender, in each case, at the addresses on the attached notice list and (b) all parties who have requested service thereof, such that objections are received no later than February 9, 2005. If no objections have been received, a final order may be entered without further hearing or notice dates.

      4. The Debtor is authorized to obtain the DIP Financing pursuant to the terms of the DIP Financing Documents subject to the terms of this Order.

      5. The Debtor is hereby (i) authorized to execute and deliver the DIP Financing Documents and all other documents necessary or desirable to implement the DIP Financing (through one or more officers designated by it), (ii) authorized to grant the security interests and Liens granted in the DIP Financing Documents, (iii) authorized to effect all transactions and take any actions provided for in the DIP Financing Documents or deemed appropriate by the DIP Lender to effectuate the terms and conditions of the DIP Financing Documents and this Order, including, without limitation, the payment of any and all reasonable fees, costs, charges,

[PROPOSED] INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING
  SECURED BY LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING commissions and expenses, including reasonable counsel fees (including reasonable time charges of in-house counsel), payable under the DIP Financing Documents or this Order, and (iv) authorized to comply with all provisions of the DIP Financing Documents, including, without limitation, the payment and satisfaction in full of all DIP Financing Obligations when due in accordance with the terms of the DIP Financing Documents.

      6. The DIP Financing Obligations shall be entitled to the following protections, Liens and priorities: (a) pursuant to Bankruptcy Code sections 364(c) and 364(d), the DIP Financing Obligations shall be secured by valid and perfected first priority priming Liens on all property of the Debtor's estate of every kind and nature, whether real or personal, including, without limitation, all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights, commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, all real estate interests, all general intangibles (including all payment intangibles) and all intellectual property, in each case wherever located, whether now owned or hereafter acquired or arising and all proceeds and products thereof, but not avoidance power claims and proceeds of avoidance power claims arising under the Bankruptcy Code (the "Collateral"), which Liens, subject to the Carve Out (as defined below), shall be senior to all other Liens other than (and in such case immediately junior to) the Other Prepetition Liens (as defined below); and (b) all DIP Financing Obligations (including, but not limited to, the obligation to pay principal, interest, professional fees, costs, charges, commissions and expenses) shall be paid as provided in the DIP Financing Documents when due, without

[PROPOSED] INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING
  SECURED BY LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING defense, offset, reduction or counterclaim, and shall constitute allowed superpriority claims to the full extent thereof against the Debtor arising under Bankruptcy Code section 364(c)(1), with priority for such claims over any and all administrative expenses (other than the Carve Out) of the kind specified or ordered pursuant to any provision of the Bankruptcy Code, including, but not limited to, Bankruptcy Code sections 105, 328, 330, 331, 503(b), 507(a) and 507(b). Except to the extent of the Carve Out, the DIP Financing Obligations shall at all times be senior, in this and any subsequent case under the Bankruptcy Code, to the rights of the Debtor, any successor trustee, any secured claims of any creditor or other entity, and any unsecured claims of any creditor or other entity. No cost or expense of administration or any claims in these cases, including those resulting from or incurred after any conversion of these cases pursuant to Bankruptcy Code section 1112 shall (except to the extent of the Carve Out) rank prior to, or on parity with, the DIP Financing Obligations. The security interests and Liens granted to DIP Lender shall not now or at any time hereafter be subject to any Lien or security interest that is avoided and preserved for the benefit of the Debtor' estates under Bankruptcy Code section 551.

      7. As used herein, "Other Prepetition Liens" means the pre-petition liens and security interests (exclusive of those in respect of the SVB Loan Agreement or the Services Agreement) which are (i) valid, perfected, and senior to the Prepetition Liens and (ii) not avoidable.

      8. As used herein, "Carve Out" shall mean (i), following the occurrence and during the pendency of a default under the DIP Financing Documents, the Cash Collateral Stipulation or this Order, (A) the payment of (x) allowed professional fees and disbursements incurred by the professionals retained, pursuant to 11 U.S.C. Sections 327, 328(a), or 1103(a), by the

[PROPOSED] INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING
  SECURED BY LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING

Debtors and any creditors' committee ("Committee") appointed in the Cases and
(y) the expenses of any member of any such Committee allowed under 11 U.S.C.
Section 503(b)(3)(F), in an aggregate amount not to exceed $250,000 (plus professional fees and disbursements previously incurred, accrued, or invoiced before delivery of a Default Notice (defined below) to the extent previously or subsequently allowed), and (B) quarterly fees required to be paid, pursuant to 28 U.S.C. Section 1930(a)(6) and any fees payable to the clerk of the Bankruptcy Court, and (ii) the payment of any allowed success fees ("Success Fees") payable to any professional retained, pursuant to 11 U.S.C. Sections 327, 328(a), or 1103(a), by the Debtors and any Committee upon the consummation of a transaction by the Debtors or in connection with the Debtors' estates for consideration sufficient to pay the DIP Lender in full except that the DIP Lender agrees to payment of a success fee earned by Gordian Group up to $250,000 less fifty percent of the aggregate hourly fees actually paid to Gordian provided that the DIP Lender receives a 90% or more recovery and that the DIP Lender or its affiliates are not a credit bid purchaser for their own account in such transaction; provided that notwithstanding the occurrence and continuance of a default, no fees or disbursements shall be charged against the Carve-Out before the delivery (by hand, telecopy, or overnight delivery) to the Debtors' counsel and counsel to any Committee of a notice (a "Default Notice") by SVB of a Debtor's noncompliance with the terms of the Cash Collateral Stipulation or by the DIP Lender of a Debtor's noncompliance with the terms of the DIP Financing Documents, and the triggering of the Carve-Out. So long as no Default Notice shall have been delivered, the Debtors shall (i) pay compensation and reimbursement of expenses, allowed under 11 U.S.C. Sections 330 and 331 or payable pursuant to an order of this Court, as the

[PROPOSED] INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING
  SECURED BY LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING same may be payable, and the amount so paid shall not reduce the Carve-Out and
(ii) make payment of any Success Fees, and the amount so paid shall not reduce the Carve-Out.

      9. Other than (i) Liens granted pursuant to this Order, (ii) Liens permitted under the terms of the DIP Financing Documents (including Liens granted pursuant to the Cash Collateral Stipulation), (iii) Liens existing on the Petition Date and (iv) Liens that relate back to the Petition Date that may be perfected pursuant to Bankruptcy Code section 362(b)(3), no Liens or security interests shall attach to any property of the Debtor's estate in this or any successor case under the Bankruptcy Code unless either (a) the DIP Lender give their express written consent, or (b) all DIP Financing Obligations have been paid in full in cash and all commitments shall have terminated under the DIP Financing Documents (the "Discharge").

      10. Other than (i) indebtedness permitted by this Order and the Cash Collateral Stipulation or (ii) indebtedness, the proceeds of which are used first to satisfy in full all DIP Financing Obligations, no indebtedness shall be incurred by the Debtor in this or any successor case under the Bankruptcy Code unless or until (a) the DIP Lender give their express written consent, or (b) the Discharge.

      11. The Debtor is authorized to pay any and all fees and expenses of advisors and counsel to the DIP Lender incurred prior to and on and after the Petition Date.

      12. During the period in which the Debtor is authorized to use cash collateral or borrow funds pursuant to this Order, no cost or expense, including, but not limited to, any cost or expense of administration of the Chapter 11 Cases or any future proceeding that may develop out of such cases, including liquidation in Chapter 7 under the Bankruptcy Code, (other than the Carve Out), shall be charged by the Debtor against their property pursuant to Bankruptcy Code

[PROPOSED] INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING
  SECURED BY LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING

section 506(c) or otherwise, without the prior written consent of the DIP Lender, and no such consent shall be implied from any action, inaction or acquiescence by the DIP Lender.

      13. The security interests and Liens in the Collateral granted to the DIP Lender herein are valid and fully perfected by entry of this Order, and the DIP Lender shall not be required to file any financing statement, mortgage, deed of trust, assignment of rents, fixture filing, notice of lien or similar instrument in any jurisdiction or take any other action in order to validate, perfect or otherwise enforce the security interests or Liens created hereunder. If the DIP Lender or its agent or representative chooses, each in its sole discretion, to file financing statements or other documents or otherwise confirm perfection of such security interests and Liens in the Collateral, the automatic stay of Bankruptcy Code section 362 is hereby modified to allow such actions, and all such documents shall be deemed to have been filed or recorded on the date of entry of this Order. The DIP Lender and any agent for the DIP Lender is each hereby authorized to file this Order as evidence of its security interests and Liens in lieu of a financing statement or similar filing.

      14. The DIP Lender, having been found to be a lender in good faith, shall be entitled to the full protection of Bankruptcy Code section 364(e) and the claims, Liens and priorities created or authorized in this Order, and the DIP Financing Documents are so created and authorized pursuant to Bankruptcy Code sections 364(c) and (d) and are entitled to the benefits and protections of Bankruptcy Code section 364(e).

      15. Notwithstanding any otherwise applicable law, the DIP Lender and any agent for the DIP Lender is entitled to all of the rights, benefits, privileges and remedies set forth or provided herein or to the extent set forth in the DIP Financing Documents, including, but not

[PROPOSED] INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING
  SECURED BY LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING limited to all of the rights, benefits, privileges and remedies (subject to paragraph 17 below) available to the DIP Lender and any agent for the DIP Lender upon the occurrence and during the continuance of a default (as defined herein). As used in this Order, "default" means any of the following: (a) failure by First Virtual to make any payment to the DIP Lender under the Credit Agreement,
(b) entry of any order dismissing any of the Chapter 11 Cases or converting any of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code, unless consented to by the DIP Lender, (c) the appointment of a Chapter 11 trustee or examiner with expanded powers, unless consented to by the DIP Lender, (d) the seeking by the Debtor of any of the foregoing relief, (e) failure by the Debtor to perform any obligation under this Order or any of the DIP Financing Documents, (f) any Event of Default as defined in the Credit Agreement or (g) any Event of Default as defined in the Cash Collateral Stipulation.

      16. Upon the occurrence of a default and following the giving of five business days' notice to the Debtor, the Creditors' Committee and the United States Trustee, the DIP Lender shall have relief from the automatic stay and may exercise all rights, benefits, privileges and remedies (including foreclosure on all or any portion of the Collateral) available to the DIP Lender under this Order, any of the DIP Financing Documents or applicable non-bankruptcy law. During such five-business-day notice period, the Debtor shall be entitled to an emergency hearing with this Court to determine whether such relief from the automatic stay is appropriate under the circumstances. Unless, during this period, the Debtor obtains an order of this Court to the effect that the DIP Lender remains subject to the automatic stay, the automatic stay, as to the DIP Lender, shall automatically terminate at the end of such notice period.

[PROPOSED] INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING
  SECURED BY LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING

      17. No failure or delay on the part of the DIP Lender or any agent for the DIP Lender in the exercise of any power, right or privilege under any DIP Financing Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege. All rights and remedies existing under the DIP Financing Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

      18. The provisions of this Order, including the priority and validity of all claims and Liens in favor of the DIP Lender, and any actions taken pursuant hereto shall survive entry of any other order which may be entered in these cases, including any order (i) confirming any plan of reorganization, (ii) converting these cases from Chapter 11 to Chapter 7, (iii) appointing a trustee or examiner, or (iv) dismissing the cases, and the terms and provisions of this Order, as well as the priorities in payment granted pursuant to this Order, and the DIP Financing Documents shall continue in full force and effect notwithstanding the entry of any such other order, until the Discharge.

      19. None of the DIP Lender or any agent for the DIP Lender shall have any liability to any third party, and shall not be deemed to be in control of the operations of the Debtor, or to be acting as a "responsible person" or managing agent with respect to the operation or management of the Debtor.

      20. Notwithstanding the possible applicability of Fed. R. Bankr. P. 6004(g), 7062, 9014, or otherwise, the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

[PROPOSED] INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING
  SECURED BY LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING

      21. In the event of any conflict between the terms of this Order and the Cash Collateral Stipulation, or between the terms of this Order and the Credit Agreement, the terms of this Order shall control. Pending entry of a final order, all parties reserve their rights to object to any provision of this Order or entry of a final order, subject to 11 U.S.C. Section 364(e).

      This Court retains and reserves jurisdiction to enforce all provisions of this Order.

                                **END OF ORDER**

[PROPOSED] INTERIM ORDER AUTHORIZING DEBTOR TO [I] OBTAIN POSTPETITION FINANCING
  SECURED BY LIENS ON PROPERTY OF THE ESTATES AND [II] SCHEDULE FINAL HEARING